UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K



                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):      March 10, 1999
                                                          ---------------


                               Specialty Foods Corporation
                               ---------------------------
                 (Exact name of registrant as specified in its charter)



State of Delaware                33-68956                        75-2488181
---------------------------------------------------------------------------
(State or other jurisdiction  (Commission  File No.)      (I.R.S. Employer
of incorporation or organization)                        Identification No.)


       520 Lake Cook Road, Suite 550, Deerfield, IL            60015
      --------------------------------------------------------------
    (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code      (847) 405-5300
                                                          -------------





ITEM 5.   OTHER EVENTS

1. On March 10, 1999, Specialty Foods Corporation (SFC) announced that it has reached a definitive agreement to sell its H&M Food Systems Company, Inc. subsidiary to IBP, inc. Terms of the transaction, which is expected to close within 60 days subject to regulatory approval, were not disclosed.





ITEM 7.   FINACIAL STATEMENTS AND EXHIBITS

     Exhibit No.
    ------------

     99.1*          Press Release dated March 10, 1999 of SFC






                         SIGNATURES

     Pursuant to requirements of the Securities Exchange Act
of  1934, the Registrant has duly caused this report  to  be
signed  on  its   behalf  by the undersigned  hereunto  duly
authorized.


                              SPECIALTY FOODS CORPORATION
                              (Registrant)



Date:     March  10,  1999              By:   /s/  Robert  L. Fishbune
                                             -------------------------
                                             Robert L. Fishbune
                                             Vice  President and Chief
                                                Financial Officer



____________

*   Filed herewith.